Zupkus & Angell, P.C.
Alan W. Peryam, LLC
The McCourt Mansion
555 East Eighth Avenue
Denver, Colorado 80203
Direct Dial: 303-866-0900
Fax: 303.894.0104

August 14, 2007

United States Securities and Exchange Commission 100 F Street, North East Washington, D.C. 20549 Attention: Anne Nguyen Parker

Re:    Geovic Mining Corp.
         Amendment No. 1 to Registration Statement on Form 10
         Filed July 5, 2007
         File No. 000-52646

Ladies and Gentlemen:

     This letter is submitted in connection with filing of Amendment No. 2 to Form 10 in response to the Staff’s comment letter dated July 25, 2007. We offer the following information concerning the numbered comments from the Staff’s comment letter:

Amendment No. 1 to Form 10 filed July 5, 2007

Geovic, Ltd., page 5

1.   We note the disclosure you provided in response to prior comment 9. Please clarify the disclosure as it appears to be missing some information. Also, briefly describe the manner in which the Nkamouna project must be advanced so that it is consistent with the ESIA.

Response:

     We have corrected the error pursuant to which information was missing from the previous disclosure. We also have added disclosure as suggested.

Patent License Agreement, page 7

2.   We note your response to prior comment 4. Please further expand the responsive disclosure to discuss the importance of the license to your operations.

United States Securities and Exchange August 14, 2007 Page 2

Response:

We have made revisions as suggested in the comment letter.

Risk Factors, page 9

3.	We reissue prior comment 12. The following captions require revision:

"There presently is a lack of required infrastructure in Cameroon";

"We must relay on additional external financing";

"The market price of shares and warrants may be subject to wide price fluctuations";

"There may be challenges to our title to our mineral properties";

"There may be challenges to our title to our mineral properties";

"U.S. Federal Laws";

"Certain of our directors may have conflicts of interests";

"Republic of Cameroon Laws may limit our activities"; and

"Political and country risks could be significant."

Response:

We revised the captions to various risk factors as identified by the comment letter.

Selected Financial Data, page 19

4.	We note your response to prior comment 17 expanding your selected financial data to include a column since Inception. However, Item 301 of Regulation S-K requires you to present each of the last five fiscal years or since inception if you have been operating for less than five years. Please revise accordingly.

Prior comment #17 from SEC Comment Letter dated June 11, 2007, “We note that you have presented selected financial data for the year ended December 31, 2006, 2005 and 2004. However, Item 301 of Regulation S-K requires you present each of the five fiscal years or since inception.”

Response:

     The Registrant has inserted selected financial data for the years ended December 31, 2003 and 2002.

Management's Discussion and Analysis of Financial Condition and Results of Operations, page 20

Available Funds and Principal Purposes, page 22

5. Please quantify "the unexpended portion of capital advances [you] have made to GeoCam."

United States Securities and Exchange August 14, 2007 Page 3

Response:

     We have modified the disclosure to clarify the present cash resources of the Registrant and have noted that GeoCam also has unexpended cash as of the same date. This revision of the disclosure reports the Registrant’s available cash resources and the planned uses.

6.	We note your response to prior comment 20. It is still unclear why you believe that you need more than S49 million to meet the anticipated equity funding requirements. Please explain to us why you believe that you need such a substantial amount. We may have further comment.

Response:

     We have made no changes to the disclosure, except as noted in response to Comment 5 above. The adjustment made in response to Comment 5 resulted in a slightly reduced amount of cash expected to be available for the purposed described.

     Please note that the Company generally expects that GeoCam will require significant additional debt financing to complete the infrastructure, build the mine, roads, processing facility and employee housing and to operate the project until cash flow is established. The Registrant generally believes that GeoCam will be able to secure project debt financing from one of several international financing institutions which have expressed interest in participation; however the Company expects that such external debt financing is likely to cover up to 60%-65% of the required capital, over the two-year start-up period. All GeoCam cash, consisting of capital contributed by the Company and the minority owners of GeoCam, is budgeted for expenditure during 2007 for continued exploration and predevelopment activities.

     As a result, the owners of GeoCam will likely be required to contribute significant funds to GeoCam as the equity portion of the project debt financing arrangements. As the 60% owner of GeoCam, Registrant expects that the cash identified in the comment will be required for that purpose. Accordingly, the Registrant considers that the present disclosure is accurate.

Cash Flows, Liquidity, Capital Resources, and Obligations, page 23

7.      On page 24, replace the statement, "As described elsewhere in this Registration Statement on Form 10," with a more specific cross-reference.

Response:

     We have cross-referenced the risk factors relating to the risks identified. In addition, we expanded the risk factor.

First Quarter 2007 Compared to First Quarter 2006, page 25

8.	Please clarify the statement, "During the year ended December 31, 2006, we used approximately $4,318,000 for operating activities, an increase of approximately $2,133,000 over 2005 primarily as a result of the larger 2006 net loss." It is unclear why

United States Securities and Exchange August 14, 2007 Page 4

your net loss resulted in an increase in the amounts spent in operating activities. Provide analysis explaining the underlying reasons for the increase. Also revise similar disclosure under "First Quarter 2007 Compared to First Quarter 2006."

Response:

     We have modified and revised the disclosure in the two paragraphs referred to in the comment letter. We believe that the modified disclosure meets the suggestions in the comment.

Directors and Executive Officers, page 61,

Compensation Committee Interlocks and Insider Participation, page 63

9.             The information under this caption must be provided as of the end of the last fiscal period, Please revise accordingly.

Response:

We have made the suggested revisions.

Executive Compensation, page 64

10. Please provide the information required by Items 402(f), (g), and (k) of Regulation S-K.

Response:

     We have included information required by the referenced items of Regulation S-K. We made this modification by inserting two new charts in the format suggested in Regulation S-K (Outstanding Equity Awards, and Director Compensation Table). In addition, we added information required by Item 402(g) to an existing table.

Compensation Discussion and Analysis, page 64

11.	The disclosure under this caption needs to be revised substantially. Although we note that your policies regarding compensation may change in the future, given the change in control, you are nonetheless required to discuss the policies that were applied in determining the compensations of the named executive officers during the fiscal year ended December 31, 2006. The revised disclosure should address how compensation determinations were made during 2006, the basis for awarding the named executive officers compensation packages that differed in value and composition, and the consideration that was given to individual contributions and corporate performance.

Refer to item 402(b) of Regulation S-K and Release 8732A, Section 1I.B.I.

Response:

     We have significantly revised the disclosure referenced in this comment. We added a new section relating specifically to compensation paid to the Named Executive Officers during

United States Securities and Exchange August 14, 2007 Page 5

the fiscal year ended December 31, 2006. Under the facts and circumstances involved with this Registrant, the means followed to determine executive compensation during the previous fiscal year was limited by the resources of then-private Geovic, Ltd. and the very small number of employees, of which the majority are the executive officers in question. The added disclosure sets forth the background and basis under which compensation was paid. We acknowledge that a number of the facts suggested for inclusion in Item 402(b) of Regulation S-K have not been addressed in the disclosure which we have added. However, the disclosure made does cover the means followed in making the compensation decisions as it affected the five named individuals, and the suggested topics for consideration were not otherwise addressed in 2006.

     We left in place much of the disclosure relating to the Registrant’s plans going forward, with modifications to establish that the disclosure is the present intention and will be subject to implementation by the Compensation Committee of the Board of Directors of Registrant.

12.	We note the statement indicating that one of your compensation objectives is "maintaining [y]our compensation at levels which we believe are comparable to compensation paid by other natural resources development companies of comparable size and circumstances to executives with similar experience, competence and success." The statement suggests that you intend to benchmark your compensation against the compensation of other companies. When known, please disclose which elements of your compensation will be benchmarked and identify the companies against whom you will benchmark each element of compensation. See Item 402(b)(2)(xiv) of Regulation S-K.

Further, please clarify why you will benchmark your compensation against mining development companies. In this regard, we note that you are an exploration stage company and that you have no producing properties.

Response:

     Upon consideration, the Registrant determined that Geovic did not, and the Company does not have a present intention to “benchmark” compensation of its executive officers against compensation paid to executives occupying similar positions in other resource companies. The Registrant intends to compensate its executives consistent with the experience and demonstrated capabilities of the individuals involved and what they might be expected to be paid for management services by other employers. We have modified the referenced language and have identified certain other small mining development companies to which the Company may compare as one of the factors to be considered.

     The Registrant considers that its principal activities in the foreseeable future will be to oversee the commencement of mining and mineral processing from GeoCam’s Nkamouna deposit and therefore the references to comparable mineral development companies are appropriate. Please note the response to comment 15 below.

Summary Compensation Table, page 69

13	As required by Instruction to Item 402(c)(2)(v) and (vi) of Regulation S-K, please disclose the assumptions made in the valuation of the stock awards by reference to a public discussion of those assumptions in your financial statements, footnotes to the financial statements, or discussion in the Management's Discussion and Analysis.

United States Securities and Exchange August 14, 2007 Page 6

Response:

     We have made the disclosure by modifying footnotes to furnish the suggested information.

Grants of Plan Based Awards, page 70

14.	Please revise footnote 4 to disclose the increment in the exercise price of the repriced options.

Response:

We have modified the disclosure in footnote 4 to provide the requested information.

Financial Statements

Note 2 - Summary of Significant Accounting Policies, page F-6

Exploration and Development Costs, page F-7

15	We have read your response to prior comment 34, indicating that you would begin to capitalize development costs after "...it has been established that a mineral deposit is commercially minable and a decision has been made to formulate a mining plan (which occurs upon completion of a positive economic analysis of the mineral deposit "

Ordinarily, the point at which capitalization of mine development costs becomes supportable is the point at which you have established proven and/or probable reserves as defined in industry Guide 7. We believe you would need to have gathered and compiled information equivalent to that typically found in a final or bankable feasibility study, including a detailed mining plan, in order to establish these reserves. The study would generally include an economic analysis employing a three-year historic average commodity price. Other criteria would generally require that all necessary permits and authorizations be prepared and submitted to the regulatory authorities. Please contact the reviewing engineer identified at the end of this letter if you wish to further discuss the criteria necessary to support disclosure of proven and probable reserves.

Unless you have peculiar circumstances that you believe would support an alternate approach, and provide us with details demonstrating this to be the case, please modify your policy and related disclosure as indicated above.

Response:

     We discussed this comment with the Staff geologist and Staff accounting reviewer. Following those discussions, we believe that the Staff agrees that the Registrant is authorized to present its proved and probable reserves in the Registration Statement, notwithstanding that it may not meet all of the conditions to do so set forth in Industry Guide 7. This result is permitted because the Registrant has previously filed a “43-101 Report” disclosing these reserves in Canada

United States Securities and Exchange August 14, 2007 Page 7 and reported the reserves in filings there.

     The minor modifications made to the referenced footnote are intended to clarify that the Company is proceeding to make a final determination as to the feasibility of commercialization of the Nkamouna deposits, and that once final feasibility is determined and a mine plan established, development costs therefore will be capitalized. We understand that the Staff concurs with this position.

Foreign Currency Translation, page F-9

16.	We note your response to prior comment 35, explaining that while various items undergo translation, including assets and liabilities denominated in foreign currencies at the balance sheet dates, and transaction amounts denominated in foreign currencies on the transaction dates, the resulting gains and losses are included in operations.

Since you assert that your functional currency is also your reporting currency, reporting the gains and losses in operations appears to be the proper approach. However, the term translation is imprecise, and not applicable to your situation. The guidance in paragraph 13 of SFAS 52 clarifies that translation adjustments result when translating an entities financial statements into the reporting currency, whereas the functional currency is not the reporting currency. The guidance in paragraph 10 similarly clarifies that if the functional currency is the reporting currency, remeasurement obviates translation.

The accounting guidance for foreign cur[r]ency transactions (i.e. transactions denominated in a currency other than the functional currency) is set forth in paragraph 16, and requires measurement on the transaction date, and remeasurcment for unsettled accounts on the balance sheet dates, in the functional currency using the current exchange rate.

Prior comment #35 from SEC Comment Letter dated June 11, 2007, “We note your policy on foreign currency translation. Please clarify your functional currency and whether you have any foreign currency transactions requiring remeasurement, as discussed in paragraphs 10 and 15 of SFAS 52.”

Response:

     The foreign currency translation disclosure on page F-9 has been modified to clarify our accounting policy relating to foreign currency translation as follows [underlined words were added]:

     “The Company and its subsidiaries, all of which are considered to be integrated, use the United States Dollar as their functional currency. The Company accounts for foreign currency transactions in accordance with SFAS No. 52, “Foreign Currency Translation.” Current assets and liabilities, as well as long-term monetary assets and liabilities denominated in foreign currencies are translated into the currency of measurement at the rates of exchange prevailing on the balance sheet date. Other consolidated balance sheet items are translated into the currency of measurement at the

United States Securities and Exchange August 14, 2007 Page 8

rate prevailing on the respective transaction dates. Transaction amounts denominated in foreign currencies are translated into U.S. dollars at exchange rates prevailing at the transaction dates. The resulting foreign exchange gains and losses are included in operations. As of December 31, 2006, the Company had no foreign currency transactions requiring remeasurement as defined in SFAS 52 paragraphs 10 and 15.”

Note 3 -- Reverse Acquisition, page F-10

17.	We see that in response to prior comment 37, you added disclosure on page F-14 stating that "All issued and outstanding common stock of Resource equity were effectively eliminated in the transaction." Since you identify Resource Equity Ltd. as the legal acquirer (accounting target) in your reverse merger, the entity issuing the shares necessary to complete the transaction, it is unclear how stating that all of its outstanding shares have been eliminated is consistent with the event that you describe. Please further revise to clarify. We reissue prior comment 37.

Prior comment #37 from SEC Comment Letter dated June 11, 2007, “We note your disclosure indicating that you exchanged 1 million “post transaction” shares for the 1 million shares of Resource Equity Ltd. that were outstanding, presumably immediately before the merger. Given your disclosure characterising the event as an RTO, indicating this entity issued the shares in exchange for the GeoCam interest, it is unclear how shares of this entity subsequent to the transaction are any different than the shares before. Please revise your disclosure to clarify.”

Response:

     We have clarified the above description as follows [underlined words were added]:

     “As part of this RTO, Target Co changed its name to Geovic Mining Corp. (“Geovic Mining”), and Geovic became a wholly owned subsidiary corporation of Geovic Mining.

     On November 30, 2006, the Company completed a recapitalization and reverse stock split transaction resulting in reduction of issued and outstanding shares of Resource Equity Ltd. (“Resource”) from 2,344,000 common shares into 1,000,000 common shares.

     On December 1, 2006, all of the 1,000,000 outstanding common shares of Resource were exchanged for the issuance of a like number of common shares of Geovic Mining. The ratio of exchange was one common share of Geovic Mining issued for each common share of Resource stock.

     For accounting purposes, this transaction has been treated as a reverse acquisition of Resource by Geovic Mining. The historical statements of operations presented herein include only those of Geovic Mining (the accounting acquirer) and only the deficit of the accounting acquirer carries over consistent with the requirements of reverse acquisition

United States Securities and Exchange August 14, 2007 Page 9

accounting. As the former shareholders of Resource held approximately 1% of the Company following the transaction, the transaction constituted an RTO.

     Prior to December 1, 2006, Resource was a public company based in Toronto and listed on the TSX Venture Exchange, the shares of which were suspended from trading between August 6, 2006 and December 1, 2006 and Geovic was a private mining exploration company based in Colorado.”

Note 8 -- Commitments and Contingencies, page F-20

18.	We note your response to prior comment 38 clarifying the treatment of the surface taxes assessed by the Minister of Industry, Mines and Technological Development of the Republic of Cameroon. You state "Approximately 90% (CFA265,194,200) relating to disputed penalties and CFA52,500,000 relating to the disputed surface area subject to tax remain unpaid to the Cameroon tax authority as at December 31, 2006," as you have "deemed the chance" of payment to be remote. Please include the U.S. dollar equivalent, since this is your reporting currency .

Response:

     As suggested, we have included the U.S. dollar equivalent information in the referenced footnote.

Engineering Comments

General

19.	We note your response to prior comment 39, indicating the cautionary note prescribed was added to your website. However, we do not see this language within the disclaimer section or on the website. We reissue prior comment 39.

Response:

     The Registrant has included the referenced cautionary note on its website since June 2007. However, in response to this comment, it has now added the same cautionary language within the disclaimer section on the website so that the language now appears in [three] places on the website.

     We enclose with this filing a letter from the Registrant acknowledging the matters requested and specified in the Staff’s comment letter, whereby the Registrant acknowledges, among other things, that it is responsible for the adequacy and accuracy of the disclosure in the amended Form 10.

     Consistent with our previous procedure, we will submit a fully marked copy of Amendment No. 2 to the registration statement showing all changes from Amendment No. 1. We will send this by e-mail on the day after the filing is made.

United States Securities and Exchange August 14, 2007 Page 10

     Please contact the undersigned with any questions regarding this filing or any related matter.

Sincerely,

 ALAN W. PERYAM, LLC

Alan W. Peryam

cc:	Geovic Mining Corp.
Ernest & Young LLP